                             INDEX TO EXHIBITS

    The following exhibits were filed as part of the Company's
1993 Annual Report on Form 10-K and Form 10-K/A Amendment No. 2:

    Exhibit Number           Description of Exhibit
    ______________           ______________________
    (3)
         3.1            Restated Certificate of Incorporation of
                        Yankee Energy System, Inc. (the
                        "Company").*

         3.2            Amended Bylaws of the Company.*

    (4)                 See Exhibit 3

         4.1            Specimen of the Company's Common Stock.*

         4.2            Rights Agreement between the Company and
                        The Connecticut Bank and Trust Company,
                        N.A., as Rights Agent, dated November
                        20, 1989. (Filed in Form 8-A
                        Registration Statement dated December 7,
                        1989)

         4.3            Amendment to Rights Agreement dated May
                        10, 1990. (Filed in Form 8 dated May 30,
                        1990)

         4.4            Amendment to Rights Agreement dated
                        January 23, 1991.  (Filed in Form 8
                        dated January 31, 1991)

         4.5            Guaranty of the Company dated June 30,
                        1989 with Credit Agreement between
                        Housatonic Corporation ("Housatonic")
                        and Bankers Trust Company ("Bankers
                        Trust") dated June 30, 1989.*

         4.6            Amendment to Credit Agreement between
                        Housatonic and Bankers Trust dated June
                        9, 1992.  (Filed in 1992 Form 10-K)

         4.7            Bond Purchase Agreement dated July 1,
                        1989 between Yankee Gas Services Company
                        ("Yankee Gas") and the Purchasers
                        identified therein.*

<F1> *   Filed in Form 10 Registration Statement dated April 14,
         1989 and amendments thereto.


    Exhibit Number           Description of Exhibit
    ______________           ______________________


         4.8            Indenture of Mortgage and Deed of Trust
                        dated July 1, 1989 between Yankee Gas
                        and The Connecticut National Bank, as
                        Trustee.*

         4.9            Guaranty of the Company with Term Loan
                        Agreement dated July 20, 1989 between
                        United Bank & Trust Company, as Trustee
                        of the Trust of the Company's 401(k)
                        Employee Stock Ownership Plan and The
                        First National Bank of Boston (Filed in
                        1989 Form 10-K).

(10)
         10.1           First Supplemental Indenture of Mortgage
                        and Deed of Trust dated April 1, 1992
                        between Yankee Gas and The Connecticut
                        National Bank, as Trustee.**

         10.2           Second Supplemental Indenture of
                        Mortgage and Deed of Trust dated
                        December 1, 1992 between Yankee Gas and
                        The Connecticut National Bank, as
                        Trustee.  (Filed in 1992 Form 10-K).

         10.3           Bond Purchase Agreement dated April 1,
                        1992 between Yankee Gas and the
                        Purchasers identified therein.**

         10.4           Bond Purchase Agreement dated December
                        1, 1992 between Yankee Gas and Purchaser identified therein. (Filed in 1992 Form
                        10-K).

         10.5           Asset Transfer Agreement among Northeast
                        Utilities Service Company ("NUSCO"), The
                        Connecticut Light and Power Company
                        ("CL&P"), the Company, Yankee Gas and
                        Housatonic dated June 30, 1989.*

<F1> *   Filed in Form 10 Registration Statement dated April 14,
         1989 and amendments thereto.
<F2> **  Filed in Form S-3 Registration Statement #33-52750
         dated October 2, 1992.


    Exhibit Number           Description of Exhibit
    ______________           ______________________

         10.6 Lease Agreements among Yankee Gas, NUSCO and CL&P dated June 30, 1989.*

         10.7           Environmental Liability Sharing and
                        Indemnity Agreement dated June 30, 1989
                        between Yankee Gas and CL&P.*

         10.8           Post-Divestiture Tax Indemnification
                        Agreement dated June 30, 1989 Between
                        Yankee Gas and CL&P.*

         10.9           Agreement modifying Yankee Gas' Schedule
                        A Interruptible Sales Tariff dated May
                        29, 1990.***

         10.10          Rate Case Settlement Agreement dated
                        September 21, 1990. (Filed in Form 8-K
                        dated September 27, 1990)

         10.11          Rate Case Decision dated August 26,
                        1992.  (Filed in 1992 Form 10-K)

         10.12          Lease Agreement between Yankee Gas and
                        NorConn dated October 1, 1990.***

         10.13          Note Purchase Agreement among NorConn
                        Properties, Inc. (NorConn), the Company
                        and the Knights of Columbus dated
                        November 9, 1990.***

         10.14+         Long-Term Incentive Compensation Plan
                        adopted December 5, 1990 (Filed in Proxy
                        Statement dated December 24, 1990).



<F1> *   Filed in Form 10 Registration Statement dated April 14,
         1989 and amendments thereto.
<F3> *** Filed in Form S-1 Registration Statement #33-40758
         dated May 22, 1991 and amendment thereto dated June 18, 1991.
<F4> +   Management contract or compensatory plan required to be
         filed as an exhibit to this form pursuant to Item 14c of this report.


    Exhibit Number           Description of Exhibit
    ______________           ______________________


         10.15+         Annual Incentive Compensation Plan
                        adopted December 5, 1990 (Filed in 1991
                        Form 10-K).

         10.16+         Non-Employee Directors' Stock
                        Compensation Plan adopted  March 21,
                        1991 (Filed in 1991 Form 10-K).

         10.17          Lease Agreement between Yankee Gas and
                        Venture V Limited Partnership dated
                        September 10, 1991 (Filed in 1991 Form
                        10-K).

         10.18          Severance Pay Plan adopted October 17,
                        1991 (Filed in 1991 Form 10-K).

         GAS PURCHASE AGREEMENTS

                        Algonquin Gas Transmission Company

         10.19          Service Agreement #93009 dated May 24,
                        1993, applicable to Rate Schedule AFT-1
                        (Firm Transportation) between Algonquin
                        Gas Transmission Company ("Algonquin")
                        and Yankee Gas Services Company
                        ("Yankee"). (Filed in 1993 Form 10-K)

         10.20          Service Agreement #93103E dated May 24,
                        1993, applicable to Rate Schedule AFT-E
                        (No-Notice Firm Transportation) between
                        Algonquin Gas Transmission Company
                        ("Algonquin") and Yankee Gas Services
                        Company ("Yankee"). (Filed in 1993 Form
                        10-K)





<F4> +   Management contract or compensatory plan required to be
         filed as an exhibit to this form pursuant to Item 14c of this report.


    Exhibit Number           Description of Exhibit
    ______________           ______________________

         10.21          Service Agreement #93209 dated May 24,
                        1993, applicable to Rate Schedule AFT-1
                        (Firm Transportation) between Algonquin
                        Gas Transmission Company ("Algonquin")
                        and Yankee Gas Services Company
                        ("Yankee").(Filed in 1993 Form 10-K)

         10.22          Service Agreement #9W011E dated May 24,
                        1993, applicable to Rate Schedule AFT-E
                        (No-Notice Firm Transportation) between
                        Algonquin Gas Transmission Company
                        ("Algonquin") and Yankee Gas Services
                        Company ("Yankee"). (Filed in 1993 Form
                        10-K)

         10.23          Service Agreement #93309 dated May 24,
                        1993, applicable to Rate Schedule AFT-1
                        (Firm Transportation) between Algonquin
                        Gas Transmission Company ("Algonquin")
                        and Yankee Gas Services Company
                        ("Yankee"). (Filed in 1993 Form 10-K)

         10.24          Service Agreement #93409 dated May 24,
                        1993, applicable to Rate Schedule AFT-1
                        (Firm Transportation) between Algonquin
                        Gas Transmission Company ("Algonquin")
                        and Yankee Gas Services Company
                        ("Yankee"). (Filed in 1993 Form 10-K)

         10.25          Service Agreement #9B106 dated May 24,
                        1993, applicable to Rate Schedule AFT-1
                        (Firm Transportation) between Algonquin
                        Gas Transmission Company ("Algonquin")
                        and Yankee Gas Services Company
                        ("Yankee"). (Filed in 1993 Form 10-K)







    Exhibit Number           Description of Exhibit
    ______________           ______________________
         10.26          Service Agreement #9S103 dated May 24,
                        1993, applicable to Rate Schedule AFT-1
                        (Firm Transportation) between Algonquin
                        Gas Transmission Company ("Algonquin")
                        and Yankee Gas Services Company
                        ("Yankee"). (Filed in 1993 Form 10-K)

         10.27          Service Agreement #931011S dated May 24,
                        1993, applicable to Rate Schedule AIT-1
                        (Interruptible Transportation) between
                        Algonquin Gas Transmission Company
                        ("Algonquin") and Yankee Gas Services
                        Company ("Yankee"). (Filed in 1993 Form
                        10-K)

         10.28          Service Agreement #931012B dated May 24,
                        1993, applicable to Rate Schedule AIT-
                        1(Interruptible Transportation) between
                        Algonquin Gas Transmission Company
                        ("Algonquin") and Yankee Gas Services
                        Company ("Yankee"). (Filed in 1993 Form
                        10-K)

         10.29          Service Agreement #93306 dated May 24,
                        1993, applicable to Rate MDQ Schedule
                        PSS-T (Firm Transportation) between
                        Algonquin Gas Transmission Company
                        ("Algonquin") and Yankee Gas Services
                        Company ("Yankee"). (Filed in 1993 Form
                        10-K)

         10.30          Service Agreement #934006 dated May 24,
                        1993, applicable to Rate MDQ Schedule
                        FTP (Firm Transportation) between
                        Algonquin Gas Transmission Company
                        ("Algonquin") and Yankee Gas Services
                        Company ("Yankee"). (Filed in 1993 Form
                        10-K)

         10.31 Service Agreement dated October 7, 1993, applicable to Rate Schedule AIT-1
                        (Interruptible Transportation of LNG)
                        between Algonquin Gas Transmission
                        Company ("Algonquin") and Yankee Gas
                        Services Company ("Yankee"). (Filed in
                        1993 Form 10-K)


    Exhibit Number           Description of Exhibits
    ______________           _______________________

         10.32 Service Agreement dated October 7, 1993, applicable to Rate Schedule FST-LG (Firm
                        Storage of LNG) between Algonquin LNG
                        ("ALNG") and Yankee Gas Services Company
                        ("Yankee"). (Filed in 1993 Form 10-K)

                        Texas Eastern Transmission Company

         10.33          Dispatching Agreement dated October 1,
                        1993, applicable to Rate Schedule CDS
                        and FT-1, between Texas Eastern
                        Transmission Company ("Texas Eastern")
                        and Yankee Gas Services Company
                        ("Yankee"). (Filed in 1993 Form 10-K)

         10.34          Service Agreement #800355 dated October
                        1, 1993, applicable to Rate Schedule FT-
                        1 (Firm Transportation) between Texas
                        Eastern Transmission Company ("Texas
                        Eastern") and Yankee Gas Services
                        Company ("Yankee"). (Filed in 1993 Form
                        10-K)

         10.35          Service Agreement #800107 dated June 1,
                        1993, applicable to Rate Schedule FT-1
                        (Firm Transportation) between Texas
                        Eastern Transmission Company ("Texas
                        Eastern") and Yankee Gas Services
                        Company ("Yankee"). (Filed in 1993 Form
                        10-K)

         10.36          Service Agreement #800308 dated June 1,
                        1993, applicable to Rate Schedule FT-1
                        (Firm Transportation) between Texas
                        Eastern Transmission Company ("Texas
                        Eastern") and Yankee Gas Services
                        Company ("Yankee"). (Filed in 1993 Form
                        10-K)





    Exhibit Number           Description of Exhibits
    ______________           _______________________
         10.37          Service Agreement #800307 dated June 1,
                        1993, applicable to Rate Schedule CDS
                        (Firm Transportation) between Texas
                        Eastern Transmission Company ("Texas
                        Eastern") and Yankee Gas Services
                        Company ("Yankee"). (Filed in 1993 Form
                        10-K)

         10.38          Service Agreement #800311 dated June 1,
                        1993, applicable to Rate Schedule FT-1
                        (Firm Transportation) between Texas
                        Eastern Transmission Company ("Texas
                        Eastern") and Yankee Gas Services
                        Company ("Yankee"). (Filed in 1993 Form
                        10-K)

         10.39          Service Agreement #800315 dated June 1,
                        1993, applicable to Rate Schedule FT-1
                        (Firm Transportation) between Texas
                        Eastern Transmission Company ("Texas
                        Eastern") and Yankee Gas Services
                        Company ("Yankee"). (Filed in 1993 Form
                        10-K)

         10.40          Service Agreement #800316 dated June 1,
                        1993, applicable to Rate Schedule FT-1
                        (Firm Transportation) between Texas
                        Eastern Transmission Company ("Texas
                        Eastern") and Yankee Gas Services
                        Company ("Yankee"). (Filed in 1993 Form
                        10-K)

         10.41          Service Agreement #800108 dated June 1,
                        1993, applicable to Rate Schedule FT-1
                        (Firm Transportation) between Texas
                        Eastern Transmission Company ("Texas
                        Eastern") and Yankee Gas Services
                        Company ("Yankee"). (Filed in 1993 Form
                        10-K)

         10.42          Service Agreement #331063 dated June 1,
                        1993, applicable to Rate Schedule IT-1
                        (Interruptible Transportation) between
                        Texas Eastern Transmission Company
                        ("Texas Eastern") and Yankee Gas
                        Services Company ("Yankee"). (Filed in
                        1993 Form 10-K)


    Exhibit Number           Description of Exhibit
    ______________           ______________________

         10.43          Service Agreement #331064 dated June 1,
                        1993, applicable to Rate Schedule IT-1
                        (Interruptible Transportation) between
                        Texas Eastern Transmission Company
                        ("Texas Eastern") and Yankee Gas
                        Services Company ("Yankee"). (Filed in
                        1993 Form 10-K)

                   Consolidated Natural Gas Transmission Company

         10.44 Service Agreement dated October 1, 1993, applicable to Rate Schedule FTNN (Firm
                        Transportation) between CNG Transmission
                        Corp. ("CNG") and Yankee Gas Services
                        Company ("Yankee"). (Filed in 1993 Form
                        10-K)

                   Tennessee Gas Pipeline Company

         10.45          Service Agreement #2121 dated September
                        1, 1993, applicable to Rate Schedule FT-
                        A (Firm Transportation) between
                        Tennessee Gas Pipeline ("Tennessee") and
                        Yankee Gas Services Company ("Yankee").
                        (Filed in 1993 Form 10-K)

         10.46          Service Agreement #2503 dated September
                        1, 1993, applicable to Rate Schedule FT-
                        A (Firm Transportation) between
                        Tennessee Gas Pipeline ("Tennessee") and
                        Yankee Gas Services Company ("Yankee").
                        (Filed in 1993 Form 10-K)

         10.47          Service Agreement #2652 dated September
                        1, 1993, applicable to Rate Schedule FT-
                        A (Firm Transportation) between
                        Tennessee Gas Pipeline ("Tennessee") and
                        Yankee Gas Services Company ("Yankee").
                        (Filed in 1993 Form 10-K)



    Exhibit Number           Description of Exhibit
    ______________           ______________________
         10.48          Service Agreement #1596 dated September
                        1, 1993, applicable to Rate Schedule FT-
                        A (Firm Transportation) between
                        Tennessee Gas Pipeline ("Tennessee") and
                        Yankee Gas Services Company ("Yankee").
                        (Filed in 1993 Form 10-K)

         10.49          Service Agreement #2120 dated September
                        1, 1993, applicable to Rate Schedule FT-
                        A (Firm Transportation) between
                        Tennessee Gas Pipeline ("Tennessee") and
                        Yankee Gas Services Company ("Yankee").
                        (Filed in 1993 Form 10-K)

         10.50          Service Agreement #1641 dated September
                        1, 1993, applicable to Rate Schedule FT-
                        A (Firm Transportation) between
                        Tennessee Gas Pipeline ("Tennessee") and
                        Yankee Gas Services Company ("Yankee").
                        (Filed in 1993 Form 10-K)

         10.51          Service Agreement #128 dated September
                        1, 1993, applicable to Rate Schedule FT-
                        A (Firm Transportation) between
                        Tennessee Gas Pipeline ("Tennessee") and
                        Yankee Gas Services Company ("Yankee").
                        (Filed in 1993 Form 10-K)

         10.52          Service Agreement #333 dated September
                        1, 1993, applicable to Rate Schedule FT-
                        A (Firm Transportation) between
                        Tennessee Gas Pipeline ("Tennessee") and
                        Yankee Gas Services Company ("Yankee").
                        (Filed in 1993 Form 10-K)

         10.53          Service Agreement #4552 dated February
                        7, 1991, applicable to Firm
                        Transportation between Tennessee Gas
                        Pipeline ("Tennessee") and Yankee Gas
                        Services Company ("Yankee"). (Filed in
                        1993 Form 10-K)


    Exhibit Number           Description of Exhibits
    ______________           _______________________
                   Iroquois Gas Transmission Company


         10.54          Transportation Agreement dated February
                        7, 1991 between Iroquois Gas
                        Transmission System ("Iroquois") and
                        Yankee Gas for transportation of
                        Canadian gas purchased.***

                   Transcontinental Gas Pipeline Company

         10.55          Service Agreement dated June 1, 1993,
                        applicable to Rate Schedule FT (Firm
                        Transportation) between Transcontinental
                        Gas Pipeline Corp. ("Transco") and
                        Yankee Gas Services Company ("Yankee").
                        (Filed in 1993 Form 10-K)

                   National Fuel Pipeline Company

         10.56          Service Agreement dated July 1, 1993,
                        applicable to Rate Schedule EFT
                        (Enhanced Firm Transportation) between
                        National Fuel Gas Supply Corporation
                        ("National") and Yankee Gas Services
                        Company ("Yankee"). (Filed in 1993 Form
                        10-K)

              GAS STORAGE AGREEMENTS

         10.57          Service Agreement #400179 dated June 1,
                        1993, applicable to Rate Schedule SS-1
                        (Firm Storage Service) between Texas
                        Eastern Transmission Company ("Texas
                        Eastern") and Yankee Gas Services
                        Company ("Yankee"). (Filed in 1993 Form
                        10-K)

<F3> *** Filed in Form S-1 Registration Statement #33-40758
         dated May 22, 1991 and amendment thereto dated June 18, 1991.


    Exhibit Number           Description of Exhibits
    ______________           _______________________

         10.58          Service Agreement #400175 dated June 1,
                        1993, applicable to Rate Schedule SS-1
                        (Firm Storage Service) between Texas
                        Eastern Transmission Company ("Texas
                        Eastern") and Yankee Gas Services
                        Company ("Yankee"). (Filed in 1993 Form
                        10-K)

         10.59          Service Agreement #400176 dated June 1,
                        1993, applicable to Rate Schedule SS-1
                        (Firm Storage Service) between Texas
                        Eastern Transmission Company ("Texas
                        Eastern") and Yankee Gas Services
                        Company ("Yankee"). (Filed in 1993 Form
                        10-K)

         10.60 Service Agreement dated October 1, 1993, applicable to Rate Schedule GSS (Storage
                        Service) between CNG Transmission Corp.
                        ("CNG") and Yankee Gas Services Company
                        ("Yankee"). (Filed in 1993 Form 10-K)

         10.61 Service Agreement dated October 1, 1993, applicable to Rate Schedule GSSII
                        (Storage Agreement) between CNG
                        Transmission Corp. ("CNG") and Yankee
                        Gas Services Company ("Yankee"). (Filed
                        in 1993 Form 10-K)

         10.62 Service Agreement dated October 1, 1993, applicable to Rate Schedule GSS (Storage
                        Service) between CNG Transmission Corp.
                        ("CNG") and Yankee Gas Services Company
                        ("Yankee"). (Filed in 1993 Form 10-K)

         10.63          Underground Storage Service Agreement
                        dated as of June 21, 1988 applicable to
                        Rate Schedule SS-2 between Penn York
                        Energy Corporation and Yankee Gas (Penn-
                        York, SS-2).*


<F1> *   Filed in Form 10 Registration Statement dated April 14,
         1989 and amendments thereto.


    Exhibit Number           Description of Exhibit
    ______________           ______________________

         10.64          Service Agreement #637 dated September
                        1, 1993, applicable to Rate Schedule FS
                        (Firm Storage - Market Area) between
                        Tennessee Gas Pipeline Company
                        ("Tennessee") and Yankee Gas Services
                        Company ("Yankee"). (Filed in 1993 Form
                        10-K)

              GAS PURCHASE AGREEMENTS

         10.65          USA SALES Agreement dated October 1,
                        1993, applicable to storage gas, between CNG Transmission Corp. ("CNG") and
                        Yankee Gas Services Company ("Yankee").
                        (Filed in 1993 Form 10-K)

         10.66          Phase 2 Sales Agreement dated September
                        14, 1987 applicable to rate Schedule G-1 among Boundary, Yankee Gas and other utilities (Boundary, G-1), as amended
                        September 14, 1988 and July 1, 1989.*

         10.67 Service Agreement dated February 7, 1991 between Alberta Northeast Gas Ltd.
                        ("ANE") and Yankee Gas Services Company
                        for purchase of gas from ATCOR
                        Limited.***

         10.68 Service Agreement dated February 7, 1991 between ANE and Yankee Gas Services
                        Company for purchase of gas from PROGAS
                        Limited.***

         10.69 Service Agreement dated February 7, 1991 between ANE and Yankee Gas for purchase of gas from AEC Oil and Gas Company.***

<F1> *   Filed in Form 10 Registration Statement dated April 14,
         1989 and amendments thereto.
<F3> *** Filed in Form S-1 Registration Statement #33-40758
         dated May 22, 1991 and amendment thereto dated June 18, 1991.


    Exhibit Number           Description of Exhibit
    ______________           ______________________

         10.70 Service Agreement dated February 7, 1991 between ANE and Yankee Gas Services
                        Company for purchase of gas from
                        TransCanada Pipelines Limited.***

         10.71++        Gas Sales Agreement #437 dated November
                        1, 1992 between Chevron U.S.A. and
                        Yankee Gas Services Company for purchase of gas.+++

         10.72++ Gas Sales Agreement dated March 26, 1992 between Seller and Yankee Gas Services
                        Company for purchase of gas.+++

         10.73++ Gas Sales Agreement dated August 1, 1992 between Natural Gas Clearinghouse and
                        Yankee Gas Services Company for purchase of gas.+++

              OTHER AGREEMENTS

         10.74          Operation Balancing Agreement (OBA)
                        dated May 24, 1993,between Algonquin Gas
                        Transmission Company ("Algonquin")and
                        Yankee Gas Services Company ("Yankee").
                        (Filed in 1993 Form 10-K)

<F3> *** Filed in Form S-1 Registration Statement #33-40758
         dated May 22, 1991 and amendment thereto dated June 18, 1991.

<F5>++   Confidential treatment has been requested for the
         deleted information in these exhibits and filed separately with the Commission.

<F6>+++  Filed in Form 10-K/A Amendment No. 2 dated March 10,
         1994.


    Exhibit Number           Description of Exhibits
    ______________           _______________________

         10.75          Service Agreement #900145 for Capacity
                        Release Umbrella Agreement #900145 dated
                        June 1, 1993, between Texas Eastern
                        Transmission Company ("Texas Eastern")
                        and Yankee Gas Services Company
                        ("Yankee"). (Filed in 1993 Form 10-K)

         10.76          LINKS Agreement dated June 1, 1993,
                        between Texas Eastern Transmission
                        Company ("Texas Eastern") and Yankee Gas
                        Services Company ("Yankee"). (Filed in
                        1993 Form 10-K)

         10.77          Precedent Agreement for ITP
                        Transportation Service dated September
                        6, 1991 between Texas Eastern and Yankee
                        Gas Services Company.  (Filed in 1992
                        Form 10-K).

         10.78          Precedent Agreement for ITP
                        Transportation Service dated October 15,
                        1991 between Algonquin and Yankee Gas
                        (Filed in 1991 Form 10-K).

         MANAGEMENT CONTRACTS

         10.79+    Employment Agreement between the Company and
                   Mr. Philip T. Ashton dated January 1, 1993.
                   (Filed in 1993 Form 10-K)

         10.80+    Employment Agreement between the Company and
                   Mr. Michael E. Bielonko dated January 1,
                   1993. (Filed in 1993 Form 10-K)

         10.81+    Employment Agreement between the Company and
                   Mr. Charles E. Gooley dated January 1, 1993.
                   (Filed in 1993 Form 10-K)

<F4> +   Management contract or compensatory plan required to be
         filed as an exhibit to this form pursuant to Item 14c of this report.


    Exhibit Number           Description of Exhibit
    ______________           ______________________

         10.82+    Employment Agreement between the Company and
                   Mr. Thomas J. Houde dated January 1, 1993.
                   (Filed in 1993 Form 10-K)

         10.83+    Employment Agreement between the Company and
                   Mr. John J. Smith dated January 1, 1993.
                   (Filed in 1993 Form 10-K)


         MISCELLANEOUS CONTRACTS

         10.84          $40 million Credit Agreement among
                        Yankee Gas and several banks dated June
                        20, 1989.***

         10.85          Memorandum of Understanding among
                        Housatonic and Iroquois partners
                        relating to equity contributions and
                        guarantees dated March 13, 1991.***

         10.86          Agreement for Systems Operations
                        Services among Yankee Gas and Integrated
                        Systems Solutions Corporation ("ISSC")
                        dated August 12, 1991.  (Filed in 1992
                        Form 10-K).

         11             Statement re: Computation of per share
                        earnings. (Filed in 1993 Form 10-K)

         13             1993 Annual Report to Shareholders.
                        (Filed in 1993 Form 10-K)

         22             Subsidiaries of the registrant. (Filed
                        in 1993 Form 10-K)


<F3> *** Filed in Form S-1 Registration Statement #33-40758
         dated May 22, 1991 and amendment thereto dated June 18, 1991.
<F4> +   Management contract or compensatory plan required to be
         filed as an exhibit to this form pursuant to Item 14c of this report.